                                                                    EXHIBIT 99.1


CASE NAME:           KEVCO, INC.                                   ACCRUAL BASIS

CASE NUMBER:         401-40783-BJH-11

JUDGE:               BARBARA J. HOUSER

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS
                           --------             -----

                               FORT WORTH DIVISION
                               ----------

                            MONTHLY OPERATING REPORT

                          MONTH ENDING: AUGUST 31, 2002
                                        ---------------

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS - 1 THROUGH ACCRUAL BASIS - 7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

                                                  EXECUTIVE VICE PRESIDENT AND
/s/ Wilford W. Simpson                             CHIEF FINANCIAL OFFICER
---------------------------------------      -----------------------------------
Original Signature of Responsible Party                     Title

WILFORD W. SIMPSON                                   SEPTEMBER 30, 2002
---------------------------------------      -----------------------------------
Printed Name of Responsible Party                           Date


PREPARER:

/s/ Dennis S. Faulkner                              ACCOUNTANT FOR DEBTOR
---------------------------------------      -----------------------------------
Original Signature of Preparer                             Title

DENNIS S. FAULKNER                                   SEPTEMBER 30, 2002
---------------------------------------      -----------------------------------
Printed Name of Preparer                                   Date

CASE NAME:        KEVCO, INC.                                  ACCRUAL BASIS - 1

CASE NUMBER:      401-40783-BJH-11

COMPARATIVE BALANCE SHEET

                                                   SCHEDULED          MONTH               MONTH
ASSETS                                              AMOUNT            JUL-02              AUG-02       MONTH
------                                            -----------       -----------        -----------     -----
1.  Unrestricted Cash (FOOTNOTE)                        1,000                 0                  0
2.  Restricted Cash
3.  Total Cash                                          1,000                 0                  0
4.  Accounts Receivable (Net)
5.  Inventory
6.  Notes Receivable
7.  Prepaid Expenses
8.  Other (Attach List)                               459,000                 0                  0
9.  Total Current Assets                              460,000                 0                  0
10. Property, Plant & Equipment
11. Less: Accumulated Depreciation/Depletion
12. Net Property, Plant & Equipment
13. Due From Insiders
14. Other Assets - Net of Amortization
    (Attach List)                                   4,790,071         6,801,458          6,801,458
15. Other (Attach List)                           613,299,110       310,687,331        310,687,331
16. Total Assets                                  618,549,181       317,488,789        317,488,789

POST PETITION LIABILITIES

17. Accounts Payable
18. Taxes Payable
19. Notes Payable
20. Professional Fees
21. Secured Debt
22. Other (Attach List)                                              84,493,128         84,493,128
23. Total Post Petition Liabilities                                  84,493,128         84,493,128

PRE PETITION LIABILITIES

24. Secured Debt (FOOTNOTE)                        75,885,064        13,945,516         13,945,516
25. Priority Debt
26. Unsecured Debt
27. Other (Attach List)                           136,505,780       141,833,049        141,833,049
28. Total Pre Petition Liabilities                212,390,844       155,778,565        155,778,565
29. Total Liabilities                             212,390,844       240,271,693        240,271,693

EQUITY

30. Pre Petition Owners' Equity                                     406,158,337        406,158,337
31. Post Petition Cumulative Profit Or (Loss)                       (16,809,578)       (16,809,578)
32. Direct Charges To Equity (Attach
    Explanation) (FOOTNOTE)                                        (312,131,663)      (312,131,663)
33. Total Equity                                                     77,217,096         77,217,096
34. Total Liabilities and Equity                                    317,488,789        317,488,789

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:      KEVCO, INC.                                    SUPPLEMENT TO

CASE NUMBER:    401-40783-BJH-11                               ACCRUAL BASIS - 1

COMPARATIVE BALANCE SHEET

                                                   SCHEDULED             MONTH              MONTH
ASSETS                                              AMOUNT              JUL-02              AUG-02           MONTH
------                                            -----------         -----------        -----------         -----
A. Prepaid Escrowed Retention Pmts.                   459,000
B.
C.
D.
E.

TOTAL OTHER ASSETS -  LINE 8                          459,000

A. Capitalized loan costs                           4,790,071           4,297,973          4,297,973
B. Investment in Subsidiaries                                           2,503,485          2,503,485
C.
D.
E.

TOTAL OTHER ASSETS NET OF
AMORTIZATION -  LINE 14                             4,790,071           6,801,458          6,801,458

A. Intercompany Receivables (FOOTNOTE)            306,649,555
B. Interco. Promissory Note (FOOTNOTE)            235,981,314         235,981,314        235,981,314
C. Interco. Royalties (FOOTNOTE)                   70,668,241          74,706,017         74,706,017
D.
E.

TOTAL OTHER ASSETS -  LINE 15                     613,299,110         310,687,331        310,687,331

POST PETITION LIABILITIES

A. Interco. Payables (FOOTNOTE)                                        62,979,907         62,979,907
B. Accrued Interest on Notes/Bonds                                     21,513,221         21,513,221
C.
D.
E.

TOTAL OTHER POST PETITION
LIABILITIES -  LINE 22                                                 84,493,128         84,493,128

PRE PETITION LIABILITIES

A. Interco. Liabilities (FOOTNOTE)                  8,005,780           8,005,780          8,005,780
B. 10 3/8% Sr. Sub. Notes                         105,000,000         105,000,000        105,000,000
C. Senior Sub. Exchangeable Notes                  23,500,000          23,500,000         23,500,000
D. Accrued Interest on Notes/Bonds                                      5,327,269          5,327,269
E.

TOTAL OTHER PRE PETITION
LIABILITIES -  LINE 27                            136,505,780         141,833,049        141,833,049

CASE NAME:         KEVCO, INC.                                 ACCRUAL BASIS - 2

CASE NUMBER:       401-40783-BJH-11

INCOME STATEMENT
                                                                MONTH              MONTH                                QUARTER
REVENUES                                                        JUL-02             AUG-02             MONTH              TOTAL
--------                                                        ------             ------             -----              -----
1.    Gross Revenues                                               0                  0                                     0
2.    Less: Returns & Discounts
3.    Net Revenue                                                  0                  0                                     0

COST OF GOODS SOLD

4.    Material
5.    Direct Labor
6.    Direct Overhead
7.    Total Cost Of Goods Sold
8.    Gross Profit                                                 0                  0                                     0

OPERATING EXPENSES

9.    Officer / Insider Compensation
10.   Selling & Marketing
11.   General & Administrative
12.   Rent & Lease
13.   Other (Attach List)
14.   Total Operating Expenses
15.   Income Before Non-Operating
      Income & Expense                                             0                  0                                     0

OTHER INCOME & EXPENSES

16.   Non-Operating Income (Att List)
17.   Non-Operating Expense (Att List)
18.   Interest Expense
19.   Depreciation / Depletion
20.   Amortization
21.   Other (Attach List)
22.   Net Other Income & Expenses

REORGANIZATION EXPENSES

23.   Professional Fees
24.   U.S. Trustee Fees
25.   Other (Attach List)
26.   Total Reorganization Expenses
27.   Income Tax
28.   Net Profit (Loss)                                            0                  0                                     0

This form     does  x  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:      KEVCO, INC.                                    ACCRUAL BASIS - 3

CASE NUMBER:    401-40783-BJH-11

CASH RECEIPTS AND                                            MONTH            MONTH                             QUARTER
DISBURSEMENTS                                                JUL-02           AUG-02           MONTH             TOTAL
-------------                                                ------           ------           -----            -------
1.   Cash - Beginning Of Month                                            SEE ATTACHED SUPPLEMENT AND FOOTNOTE

RECEIPTS FROM OPERATIONS

2.   Cash Sales

COLLECTION OF ACCOUNTS RECEIVABLE

3.   Pre Petition
4.   Post Petition
5.   Total Operating Receipts

NON-OPERATING RECEIPTS

6.   Loans & Advances (Attach List)
7.   Sale of Assets
8.   Other (Attach List)
9.   Total Non-Operating Receipts
10.  Total Receipts
11.  Total Cash Available

OPERATING DISBURSEMENTS

12.  Net Payroll
13.  Payroll Taxes Paid
14.  Sales, Use & Other Taxes Paid
15.  Secured / Rental / Leases
16.  Utilities
17.  Insurance
18.  Inventory Purchases
19.  Vehicle Expenses
20.  Travel
21.  Entertainment
22.  Repairs & Maintenance
23.  Supplies
24.  Advertising
25.  Other (Attach List)
26.  Total Operating Disbursements

REORGANIZATION DISBURSEMENTS

27.  Professional Fees
28.  U.S. Trustee Fees
29.  Other (Attach List)
30.  Total Reorganization Expenses
31.  Total Disbursements
32.  Net Cash Flow
33.  Cash - End of Month

This form  X  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:     KEVCO, INC., ET AL                SUPPLEMENT TO ACCRUAL BASIS -3
                                                 AUGUST, 2002

CASE NUMBER:   401-40783-BJH-11                  CASH RECEIPTS AND DISBURSEMENTS

                                            DIST LP       MFG           MGMT     HOLDING   COMP  KEVCO INC      TOTAL
                                          ----------     -----       ---------   -------   ----  ---------    ---------
1.  CASH-BEGINNING OF MONTH                       --        --       5,022,449       --     --       --       5,022,449

   RECEIPTS FROM OPERATIONS
2.  CASH SALES                                    --        --                                                       --
   COLLECTION OF ACCOUNTS RECEIVABLE
3.  PRE PETITION                                  --        --                                                       --
4.  POST PETITION                                           --                                                       --

5.  TOTAL OPERATING RECEIPTS                      --        --              --       --     --       --              --

   NON OPERATING RECEIPTS
6.  LOANS & ADVANCES                                        --                                                       --
7.  SALE OF ASSETS                         1,159,182                                                          1,159,182
8.  OTHER                                         --        --           5,821       --    --        --           5,821
     INTERCOMPANY TRANSFERS               (1,159,182)                1,159,182       --                              --
       SALE EXPENSE REIMBURSEMENT
       INCOME TAX REFUND
       REBATE
       WORKERS COMP REFUND
       MISC.                                                                               --
       INTEREST INCOME                                      --           5,821

9.  TOTAL NON OPERATING RECEIPTS                  --        --       1,165,003       --    --        --       1,165,003

10. TOTAL RECEIPTS                                --        --       1,165,003       --    --        --       1,165,003

11. CASH AVAILABLE                                --        --       6,187,452       --    --        --       6,187,452

   OPERATING DISBURSEMENTS
12. NET PAYROLL                                                         19,156                                   19,156
13. PAYROLL TAXES PAID                                      --           7,338                                    7,338
14. SALES, USE & OTHER TAXES PAID                           --                                                       --
15. SECURED/RENTAL/LEASES                                   --           4,994                                    4,994
16. UTILITIES                                               --             262                                      262
17. INSURANCE                                               --             844                                      844
18. INVENTORY PURCHASES                                     --                                                       --
19. VEHICLE EXPENSE                                         --                                                       --
20. TRAVEL                                                  --                                                       --
21. ENTERTAINMENT                                           --                                                       --
22. REPAIRS & MAINTENANCE                                   --             235                                      235
23. SUPPLIES                                                --                                                       --
24. ADVERTISING                                                                                                      --
25. OTHER                                         --        --           1,939       --    --        --           1,939
      LOAN PAYMENTS                                         --              --                                       --
       FREIGHT                                              --                                                       --
       CONTRACT LABOR                                       --           1,884                                    1,884
       401 K PAYMENTS                                       --                                                       --
       PAYROLL TAX ADVANCE ADP                                                                                       --
       WAGE GARNISHMENTS                                                                                             --
       MISC.                                                --              55                                       55

26. TOTAL OPERATING DISBURSEMENTS                 --        --          34,768       --    --        --          34,768

   REORGANIZATION DISBURSEMENTS
27. PROFESSIONAL FEES                                                   30,169       --    --        --          30,169
28. US TRUSTEE FEES                                         --                                                       --
29. OTHER                                                                                                            --
30. TOTAL REORGANIZATION EXPENSE                  --        --          30,169       --    --        --          30,169

31. TOTAL DISBURSEMENTS                           --        --          64,937       --    --        --          64,937

32. NET CASH FLOW                                 --        --       1,100,066       --    --        --       1,100,066

33. CASH- END OF MONTH                            --        --       6,122,515       --    --        --       6,122,515

CASE NAME:      KEVCO, INC.                                    ACCRUAL BASIS - 4

CASE NUMBER:    401-40783-BJH-11

                                                    SCHEDULED             MONTH         MONTH
ACCOUNTS RECEIVABLE AGING                            AMOUNT              JUL-02         AUG-02    MONTH
-------------------------                           ---------            ------         ------    -----
1.   0 - 30
2.   31 - 60
3.   61 - 90
4.   91 +
5.   Total Accounts Receivable
6.   (Amount Considered Uncollectible)
7.   Accounts Receivable (Net)

AGING OF POST PETITION                                          MONTH: AUGUST-02
TAXES AND PAYABLES                                                     ---------

                                  0 - 30             31 - 60             61 - 90              91 +
TAXES PAYABLE                      DAYS               DAYS                DAYS                DAYS              TOTAL
-------------                     ------             -------             -------              ----              -----
1.   Federal
2.   State
3.   Local
4.   Other (Attach List)
5.   Total Taxes Payable                                                                                            0
6.   Accounts Payable                                                                                               0

                                                                MONTH: AUGUST-02
STATUS OF POST PETITION TAXES                                          ---------

                                BEGINNING TAX     AMOUNT WITHHELD                     ENDING TAX
FEDERAL                           LIABILITY*      AND/OR ACCRUED     (AMOUNT PAID)    LIABILITY
-------                         -------------     ---------------    -------------    ---------
1.   Withholding **
2.   FICA - Employee **
3.   FICA - Employer **
4.   Unemployment
5.   Income
6.   Other (Attach List)
7.   Total Federal Taxes                                                                      0

STATE AND LOCAL

8.   Withholding
9.   Sales
10.  Excise
11.  Unemployment
12.  Real Property
13.  Personal Property
14.  Other (Attach List)
15.  Total State And Local                                                                    0
16.  Total Taxes                                                                              0

 * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.

This form     does  X  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:      KEVCO, INC.                                    ACCRUAL BASIS - 5

CASE NUMBER:    401-40783-BJH-11

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                                MONTH: AUGUST-02
                                                                       ---------

BANK RECONCILIATIONS                               Account # 1        Account # 2
--------------------                               -----------        -----------
                                                                                        Other Accounts
A.   BANK:                                       Bank of America                         (Attach List)
B.   ACCOUNT NUMBER:                               3750768521                                                   TOTAL
C.   PURPOSE (TYPE):                               DIP Account
1.   Balance Per Bank Statement
2.   Add: Total Deposits Not Credited
3.   Subtract: Outstanding Checks
4.   Other Reconciling Items
5.   Month End Balance Per Books
6.   Number of Last Check Written                      N/A

INVESTMENT ACCOUNTS

                                                    DATE         TYPE OF
BANK, ACCOUNT NAME & NUMBER                      OF PURCHASE    INSTRUMENT   PURCHASE PRICE    CURRENT VALUE
---------------------------                      -----------    ----------   --------------    -------------
7.

8.

9.

10.  (Attach List)

11.  Total Investments                                                                                    0

CASH

12.  Currency On Hand                                                                                     0
13.  Total Cash - End of Month                                                                            0

This form     does  X  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:      KEVCO, INC.                                    ACCRUAL BASIS - 6

CASE NUMBER:    401-40783-BJH-11                                MONTH: AUGUST-02
                                                                      ----------

PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the Total Disbursements shown for the month, list the amount paid to Insiders (as defined in Section 101 (31) (A) - (F) of the U.S. Bankruptcy Code) and to Professionals. Also, for payments to Insiders, identify the type of compensation paid (e.g. salary, bonus, commissions, insurance, housing allowance, travel, car allowance, etc.). Attach additional sheets if necessary.

                                         INSIDERS

                                        TYPE OF     AMOUNT       TOTAL PAID
              NAME                      PAYMENT      PAID        TO DATE
              ----                      -------     ------       ----------
1.
2.
3.
4.
5.  (Attach List)
6.  Total Payments To Insiders

                                  PROFESSIONALS

                                        DATE OF
                                      COURT ORDER                                         TOTAL
                                      AUTHORIZING      AMOUNT    AMOUNT    TOTAL PAID    INCURRED
              NAME                      PAYMENT       APPROVED    PAID       TO DATE     & UNPAID*
              ----                    -----------     --------   ------    ----------    ---------
1.
2.
3.
4.
5.  (Attach List)
6.  Total Payments To Professionals

       * Include all fees incurred, both approved and unapproved

       POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
                              PROTECTION PAYMENTS

                            SCHEDULED   AMOUNTS      TOTAL
                             MONTHLY     PAID       UNPAID
                             PAYMENTS   DURING       POST
    NAME OF CREDITOR          DUE        MONTH     PETITION
    ----------------         --------   -------   ----------
1.    Bank of America                             13,945,516
2.
3.
4.
5.    (Attach List)
6.    TOTAL                                       13,945,516

This form     does  x  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:      KEVCO, INC.                                    ACCRUAL BASIS - 7

CASE NUMBER:    401-40783-BJH-11
                                                                MONTH: AUGUST-02
                                                                       ---------

QUESTIONNAIRE

                                                                                                  YES           NO
                                                                                                  ---           --
1.  Have any Assets been sold or transferred outside the normal course of
    business this reporting period?                                                                              X

2.  Have any funds been disbursed from any account other than a debtor in
    possession account?                                                                                          X

3.  Are any Post Petition Receivables (accounts, notes, or loans) due from
    related parties?                                                                               X

4.  Have any payments been made on Pre Petition Liabilities this reporting
    period?                                                                                                      X

5.  Have any Post Petition Loans been received by the debtor from any party?                                     X

6.  Are any Post Petition Payroll Taxes past due?                                                                X

7.  Are any Post Petition State or Federal Income Taxes past due?                                                X

8.  Are any Post Petition Real Estate Taxes past due?                                                            X

9.  Are any other Post Petition Taxes past due?                                                                  X

10. Are any amounts owed to Post Petition creditors delinquent?                                                  X

11. Have any Pre Petition Taxes been paid during the reporting period?                                           X

12. Are any wage payments past due?                                                                              X

If the answer to any of the above questions is "Yes", provide a detailed explanation of each item. Attach additional sheets if necessary.

SEE FOOTNOTE

INSURANCE

                                                                                                  YES           NO
                                                                                                  ---           --
1.  Are Worker's Compensation, General Liability and other necessary insurance
    coverages in effect?                                                                           X

2.  Are all premium payments paid current?                                                         X

3.  Please itemize policies below.

If the answer to any of the above questions is "No", or if any policies have been canceled or not renewed during this reporting period, provide an explanation below. Attach additional sheets if necessary.

                              INSTALLMENT PAYMENTS

     TYPE OF POLICY                     CARRIER                        PERIOD COVERED             PAYMENT AMOUNT & FREQUENCY
     --------------                     -------                     --------------------          --------------------------
General Liability                  Aon Risk Services                    3/1/02-9/1/02             Semi-Annual  $98,598

D&O Liability                      Great American Insurance         11/1/2001-10/31/2004          Annual       $64,657

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:      KEVCO, INC.                                 FOOTNOTES SUPPLEMENT

CASE NUMBER:    401-40783-BJH-11                               ACCRUAL BASIS

                                                              MONTH:   AUGUST-02
                                                                      ----------

ACCRUAL
BASIS
FORM
NUMBER            LINE NUMBER         FOOTNOTE / EXPLANATION
------            -----------         ----------------------
   1                 1                Pursuant to the February 12, 2001 Order
   3                 1                (1) Authorizing Continued Use of
                                      Existing Forms and Records; (2)
                                      Authorizing Maintenance of Existing
                                      Corporate Bank Accounts and Cash
                                      Management System; and (3) Extending
                                      Time to Comply with 11 U.S.C. Section
                                      345 Investment Guidelines, funds in the
                                      Bank of America and Key Bank deposit
                                      accounts are swept daily into Kevco's
                                      lead account number 1295026976. The Bank
                                      of America lead account is administered
                                      by, and held in the name of Kevco
                                      Management Co. Accordingly, all cash
                                      receipts and disbursements flow through
                                      Kevco Management's Bank of America DIP
                                      account. A schedule allocating receipts
                                      and disbursements among Kevco, Inc. and
                                      its subsidiaries is included in this
                                      report as a Supplement to Accrual Basis
                                      -3.

   1                15A,B,C           Intercompany assets were inadvertently
   1                32                doubled on Debtor's Schedules.  The
                                      adjustment to equity corrects the error.

   1                15B,C             Intercompany receivables/payables are
   1                22A               from/to co-debtors Kevco Management Co.
   1                27A               (Case No. 401-40788-BJH), Kevco
   7                 3                Distribution, LP (Case No.
                                      401-40789-BJH), Kevco Holding, Inc.
                                      (Case No. 401-40785-BJH), DCM Delaware,
                                      Inc. (Case No. 401-40787-BJH), Kevco GP,
                                      Inc. (Case No. 401-40786-BJH), Kevco
                                      Components, Inc. (Case No. 401-40790-BJH),
                                      and Kevco Manufacturing, LP. (Case No.
                                      401-40784-BJH).

   1                24                Secured debt reductions are from the sales
                                      of Kevco Manufacturing, LP's operating
                                      divisions, the asset sale of the South
                                      Region of Kevco Distribution, real
                                      property sales and direct cash payments.